THE YACKTMAN FUNDS, INC.

                Supplement to the Prospectus dated April 30, 1998




          On November  24, 1998 the  stockholders  of The Yacktman  Funds,  Inc.
voted:

          * To remove Jon D. Carlson, Thomas R. Hanson, Stanislaw Maliszewski and Stephen E. Upton as directors of the Funds.

          * To reduce the number of directors of the Funds from six to five.

          *         To elect Bruce B.  Bingham,  Albert J. Malwitz and George J.
                    Stevenson III to the Board of Directors of the Funds

          As a result of this action, the current directors of the Funds are:

                    Ronald W. Ball - Senior Vice President of Yacktman Asset Management Co.

                    Bruce B. Bingham - Partner in Hamilton Partners, a real estate development firm.

                    Albert J. Malwitz - Owner and Chief Executive Officer of Arlington Fastener Co., a manufacturer and distributor of industrial fasteners.

                    George J. Stevenson, III - President of Stevenson & Company, a registered business broker, and President of Healthmate Products Co., a fruit juice concentrate manufacturing company.

                    Donald A. Yacktman - President of Yacktman Asset Management Co.

          Following the November 24, 1998 meeting of stockholders, the directors voted to remove Jon D. Carlson as President, Secretary and Treasurer of the Funds, and elected Donald A. Yacktman as President and Treasurer of the Funds and Ronald W. Ball as Vice President and Secretary of the Funds.

          As a result of the actions taken by the stockholders at the November 24, 1998 meeting, The Yacktman Fund's Rule 12b-1 Distribution Plan was terminated, effective November 24, 1998.



               The date of this Supplement is December 14, 1998.